Exhibit 99.1

NEWS RELEASE

Contact:
GSI Commerce Inc.
Media	Investors
Kelly Henry	Steve Somers, CFA
Director, Corporate Marketing	Sr. Director, Corporate Development, Investor Relations & Treasury
610.491.7474	610.491.7068
news@gsicommerce.com	ir@gsicommerce.com

GSI COMMERCE ANNOUNCES END OF “GO-SHOP” PERIOD, EARLY TERMINATION OF ANTITRUST WAITING PERIOD AND RECORD DATE AND
MEETING DATE FOR SPECIAL MEETING OF STOCKHOLDERS

King of Prussia, Pa. – May 9, 2011 – GSI Commerce, Inc. (Nasdaq: GSIC) today announced the expiration of the 40 day “go-shop” period pursuant to the terms of the previously announced merger agreement, entered into on March 27, 2011, among GSI Commerce, Inc. (the “Company” or “GSI”), eBay Inc. (“eBay”) and Gibraltar Acquisition Corp., a wholly owned subsidiary of eBay (“Merger Sub”).
Under the merger agreement, the Company and its representatives had the right to solicit alternative acquisition proposals from third parties until 11:59 p.m. California time on May 6, 2011, a period of 40 calendar days after the execution of the merger agreement. During the “go-shop” period, Morgan Stanley & Co. Incorporated, the Company’s financial advisor, contacted numerous potential acquirers that the Company and Morgan Stanley believed might have been interested in an alternative transaction to the merger with eBay. The Company did not receive any alternative acquisition proposals prior to the expiration of the “go-shop” period.

GSI further announced that it has received notice from the Federal Trade Commission granting early termination of the mandatory waiting period under the Hart-Scott Rodino Antitrust Improvements Act (the “HSR Act”). Accordingly, the condition to closing in the merger agreement with respect to the expiration or termination of the applicable waiting period under the HSR Act has been satisfied.

Under the terms and subject to the conditions of the merger agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of eBay. As of the effective time of the merger, each issued and outstanding share of Company common stock (other than certain shares held by eBay, Merger Sub, the Company or any of their respective subsidiaries or shares held by stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be canceled and converted into the right to receive $29.25 in cash, without interest. The Company expects to file shortly with the Securities and Exchange Commission definitive proxy materials related to the special meeting of the Company’s stockholders to vote on and approve the merger.

GSI has established a record date and a meeting date for the special meeting of its stockholders to consider and vote upon the proposal to adopt the merger agreement. GSI stockholders of record at the close of business on Monday, May 9, 2011 will be entitled to receive notice of the special meeting and to vote at the special meeting. The special meeting will be held at the Crowne Plaza Hotel, 260 Mall Boulevard, King of Prussia, PA 19406 on Friday, June 17, 2011, at 9:00 a.m., local time.

The parties currently expect to complete the merger as early as the end of the second quarter of 2011, subject to customary closing conditions, including receipt of stockholder approval.

About GSI Commerce

GSI Commerce® enables e-commerce, multichannel retailing and digital marketing for global enterprises in the U.S. and internationally. GSI’s e-commerce services which include technology, order management, payment processing, fulfillment and customer care, are available on a modular basis or as part of an integrated solution. GSI’s Global Marketing Services division provides innovative digital marketing products and services comprised of database management and segmentation, marketing distribution channels, a global digital agency to drive strategic and creative direction and an advanced advertising analytics and attribution management platform. Additionally, GSI provides brands and retailers platforms to engage directly with consumers through RueLaLa.com, an online private sale shopping destination, and ShopRunner.com, a members-only shopping service that offers unlimited free two-day shipping and free shipping on returns for a $79 annual subscription.

Caution Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements.  These forward looking statements address, among other things activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the anticipated effects of the proposed merger with eBay and its anticipated benefits if consummated. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that our stockholders may not approve the merger and that the regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or at the times anticipated, as well as the risk factors described in Part I, Item 1A, of our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 1, 2011 and Part II, Item 1A, of our Quarterly Report on Form 10-Q filed with the SEC on May 5, 2011.

Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for us to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of GSI Commerce by eBay. In connection with the proposed acquisition, GSI Commerce filed a preliminary proxy statement on Schedule 14A with the SEC on April 18, 2011. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of GSI Commerce. GSI Commerce and eBay also intend to file other relevant materials with the SEC. Stockholders of GSI Commerce are urged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including GSI Commerce’s definitive proxy statement, because they contain, or will contain, important information about the proposed transaction. A definitive proxy statement will be sent to holders of GSI Commerce stock seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of GSI Commerce.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, GSI Commerce stockholders may obtain free copies of the documents filed with the SEC when available by contacting GSI Commerce’s Investor Relations at 610-491-7068.

Such documents are not currently available. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

GSI Commerce and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of GSI Commerce common stock in respect of the proposed transaction. Information regarding the directors and executive officers of GSI Commerce is available in the 2010 Annual Report on Form 10-K, filed with the SEC on March 1, 2011, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2011. Additional information regarding the interests of such potential participants is included in the preliminary proxy statement filed with the SEC and will be included in the definitive proxy statement and other relevant documents filed with the SEC when they become available.

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